SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) March 30, 2000

                    BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


     Pennsylvania                    0-10822                   25-1229323
 (State of other jurisdiction   (Commission File Number)    (IRS Employer
   of incorporation)                                       Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



___________________________________________________________________
                  (Former name or former address,
                  if changes since last report.)







Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          Biocontrol Technology, Inc. subsidiary Petrol Rem, Inc., has produced a new video on the company's line of oil spill response products featuring outdoor enthusiast and former NFL All Pro and Hall of Famer Merlin Olsen as its spokesperson.Designed to reach potential customers in the commercial oil industry, as well as recreational boaters, the video focuses on Petrol Rem's oil biodegradation products, which contain PRP, a bioremediation agent developed as a spin-off of NASA technology.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.

                                   by  /s/   Fred E. Cooper
                                         Fred E. Cooper, CEO
DATED:  March 30, 2000




                                                  BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Investors                                              Media
Diane McQuaide                                         Susan Taylor
1.412.429.0673  phone                                  1.412.429.0673 phone
1.412.279.9690  fax                                    1.412.279.5041 fax



NEW VIDEO HIGHLIGHTS SPACE AGE TECHNOLOGY FOR OIL SPILL CLEAN-UP

     MERLIN OLSEN SIGNS ON AS PETROL REM VIDEO SPOKESPERSON



Pittsburgh, PA (March 30, 2000) - Biocontrol Technology, Inc. (OTCBB:BICO) subsidiary, Petrol Rem, Inc., has produced a new video on the company's line of oil spill response products featuring outdoor enthusiast and former NFL All Pro and Hall of Famer Merlin Olsen as its spokesperson.

Designed to reach potential customers in the commercial oil industry, as well as recreational boaters, the video focuses on Petrol Rem's oil biodegradation products, which contain PRP, a bioremediation agent developed as a spin-off of NASA technology. Unlike other commonly used products composed of detergents, PRP is an all natural, non-toxic product that encapsulates the oil and stimulates naturally occurring microorganisms to metabolize oil. After biodegrading the oil, the PRP itself will biodegrade. PRP functions in various applications from large-scale oil spill clean-up to boat bilge maintenance.

In the video, Olsen simulates a small oil spill allowing viewers to see PRP in action. The video also provides a real life example of PRP's effectiveness with actual footage of a swamp in Villahermosa, Mexico in which PRP biodegraded 75% of oil from a spill in three weeks.

                             -more-







NEW VIDEO HIGHLIGHTS SPACE AGE TECHNOLOGY FOR OIL SPILL CLEAN-UP
Page 2

Petrol Rem, Inc. manufactures and markets the following products for use in oil spill clean-up and boat bilge maintenance:
     PRP in its loose powder form can be used in both fresh and salt water. PRP contains oil, keeps oil from sinking, and significantly enhances the biodegradation of oil on waterways in a one-step application.
     Award winning BIO-SOK (1996 IMTEC-NMMA Innovative Product Award) contains PRP, which absorbs and biodegrades oil and other petroleum hydrocarbons in a boat bilge.
     BIO-BOOM, also containing PRP, is designed to act as a containment barrier for oil spills. BIO-BOOM has been used successfully in numerous applications, including around marinas.

Biocontrol Technology has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. The company's subsidiaries include Diasensor.com, Inc., IDT, Inc. and Petrol Rem, Inc.

Petrol Rem, Inc. manufactures and internationally markets unique products and support services designed to be easy, one-step methods for cleaning up oil spills and returning sites to their original state. Products, including PRP, BIO-SOK and BIO-BOOM, biodegrade oil and hydrocarbons in water and boat bilges. Petrol Rem, Inc. has its corporate headquarters and manufacturing plant in Pittsburgh, and warehouses in Texas, Louisiana, and Florida. Petrol Rem Argentina, S.A., an affiliate, markets in Argentina, Brazil, Chile, Uruguay and Paraguay.

WEB SITE:  www.bico.com
INVESTOR RELATIONS NEWSLINE NUMBER:       1-800-357-6204

   This press release contains statements of a forward-looking nature.  Shareholders and potential investors are cautioned that such statements are predictions and actual events or results may vary significantly.
                               ###